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                          VAN KAMPEN AMERICAN CAPITAL
                        LIMITED MATURITY GOVERNMENT FUND
              SUPPLEMENT DATED AUGUST 15, 1997 TO THE STATEMENT OF
                  ADDITIONAL INFORMATION DATED APRIL 30, 1997.

     The Board of Trustees has approved changes to the Fund's nonfundamental investment policies to (i) permit the Fund to invest primarily in any securities issued or guaranteed by any agency or instrumentality of the U.S. Government and
(ii) permit the Fund to invest up to 35% of its assets in asset-backed securities. In addition, the Board of Trustees approved the addition of certain investment policies to the Fund in order to enable the Fund to invest in (i) 144A securities, (ii) treasury inflation-indexed notes and (iii) other corporate debt obligations with a credit rating of at least AA from Standard and Poor's Rating Group ("S&P") or Aa from Moody's Investors Service, Inc. ("Moody's") (or unrated securities of comparable quality). The Fund believes these changes will provide greater flexibility in achieving its investment objective.

     The section of the Statement of Additional Information entitled "INVESTMENT OBJECTIVES AND POLICIES" is hereby amended by adding the following:

     RESTRICTED AND ILLIQUID SECURITIES

          The Fund may invest up to 10% of its net assets in illiquid securities including securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may find it difficult to sell such illiquid securities when the Adviser believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more liquid. The lack of a liquid secondary market also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating net asset value. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees will not be treated as restricted or illiquid securities by the Fund pursuant to such rules.